UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

DMY TECHNOLOGY GROUP, INC. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

In connection with the previously announced business combination (the “Business Combination”) between dMY Technology Group, Inc. II (“dMY”) and Genius Sports Group Limited (“GSG”), GSG issued a press release announcing that GSG will participate in the Jefferies Virtual Sports Betting & iGaming Summit on December 1, 2020, which is being filed herewith as soliciting material.

Genius Sports Group to Participate in Jefferies Virtual Sports Betting & iGaming Summit

Genius Sports CEO & co-founder Mark Locke to discuss technology-driven global growth of sports betting industry at virtual fireside chat

LONDON and NEW YORK, Dec. 1, 2020 /PRNewswire/ — Genius Sports Group Limited (“Genius” or “GSG”), a leading provider of sports data and technology powering the sports, betting, and media ecosystem, today announced that the CEO & co-founder of GSG, Mark Locke, will participate in a fireside chat at the Jefferies Virtual Sports Betting & iGaming Summit on Tuesday, December 1, 2020 (the “2020 summit”). The 2020 summit will focus on developments and opportunities in GSG’s rapidly expanding sector.

Webcast Access Information

GSG’s CEO & co-founder Mark Locke will participate in a virtual fireside chat with audience Q&A at 1:30pm EST on December 1, 2020.

Viewers may register in advance to view the live webcast at the link here.

On October 27, 2020, GSG, through Maven Topco Limited (“Topco”), Maven Midco Limited (“MidCo”), Galileo NewCo Limited (“NewCo”) and Genius Merger Sub, Inc. (“Merger Sub” and, together with Topco, MidCo and NewCo, the “Target Companies”), entered into a business combination agreement (the “Business Combination Agreement”) with dMY Technology Group, Inc. II (“dMY II”), pursuant to which dMY will become an indirect subsidiary of NewCo. Upon the closing of the business combination transaction, the ordinary shares of NewCo and the NewCo warrants, are expected to trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “GENI” and “GENI WS.”

About Genius Sports Group

Genius Sports Group (“GSG”) is the authorized data, technology and commercial partner that powers the global ecosystem connecting sports, betting and media. GSG is a global leader in digital sports content, technology and integration services. Its technology is used in over 150 countries worldwide, empowering sports to capture, manage and distribute their live data and video, driving their digital transformation and enhancing their relationships with fans.

GSG is the trusted partner to over 500 sports organizations globally, including many of the world’s largest leagues and federations such as the NBA, Premier League, FIBA, NCAA and PGA TOUR.

About dMY Technology Group II

dMY Technology Group, Inc. II (“dMY II”) is a publicly traded special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. dMY II’s units, common stock and warrants trade on the NYSE under the ticker symbols “DMYD.U,” “DMYD,” and “DMYD WS” respectively. More information can be found at www.dmytechnology.com.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination (the “Business Combination”), NewCo intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”), which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of dMY II’s common stock in connection with dMY II’s solicitation of proxies for the vote by dMY II’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of NewCo to be issued in the Business Combination. dMY II’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to dMY II’s stockholders as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: dMY Technology Group, Inc. II, Attention: Niccolo de Masi, Chief Executive Officer, niccolo@dmytechnology.com.

Participants in the Solicitation

dMY II and its directors and executive officers may be deemed participants in the solicitation of proxies from dMY II’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in dMY II is contained in the Registration Statement on Form S-1, which was filed by dMY II with the SEC on June 26, 2020 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to dMY II Technology Group, Inc. II, 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

The Target Companies’ directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of dMY II in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Forward-Looking Statements

This press release includes “forward-looking statements. These forward-looking statements include, without limitation, dMY II’s and the Target Companies’ expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination and the timing of the completion of the Business Combination. For example, projections of future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by dMY II and its management and the Target Companies and their management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against dMY II, the Target Companies, the combined company or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of dMY II, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of dMY or Target Companies’ as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that dMY II, the Target Companies or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the proposed business combination; (12) the Target Companies’ estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in dMY II’s final prospectus relating to its initial public offering dated August 17, 2020 and in dMY II’s and NewCo’s subsequent filings with the SEC, including the registration statement on Form F-4, which will include the proxy statement/prospectus, relating to the Business Combination.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of dMY II or the Target Companies’ undertake any duty to update these forward-looking statements.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Genius Sports Group Limited:

Media

Chris Dougan, Chief Communications Officer

+1 (202)-766-4430

chris.dougan@geniussports.com

Tristan Peniston-Bird, The One Nine Three Group

+44 7772 031 886

tristan.peniston-bird@the193.com

Investors

Will Rodd, The One Nine Three Group

+1 (917)-714-1791

will.rodd@the193.com

dMY Technology Group, Inc. II

Media

ICR

dmy2@icrinc.com

Investors

Niccolo de Masi

+1 (310) 600-6667

niccolo@dmytechnology.com

Harry You

+1 (702) 781-4313

harry@dmytechnology.com

SOURCE Genius Sports Group